Exhibit 23.1

Independent Auditors’ Consent

The Board of Directors

Marchex, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/    KPMG LLP

Seattle, Washington

December 10, 2003